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                                                                  EXHIBIT 99.(d)

[GRAPHIC]

NUMBER                                                                    SHARES

                      COMMON SHARES OF BENEFICIAL INTEREST

                                 PAR VALUE $.001

                ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

  THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OWNED OR TRANSFERRED,
    DIRECTLY OR INDIRECTLY, BY OR TO (I) THE UNITED STATES, OR ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL
  ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (II) ANY ORGANIZATION (OTHER THAN A FARMER'S COOPERATIVE DESCRIBED IN SECTION 521
     OF THE INTERNAL REVENUE CODE OF 1988, AS AMENDED (THE "CODE")) THAT IS EXEMPT FROM THE TAX IMPOSED BY 28 U.S.C. SECTIONS 1-1399 AND NOT SUBJECT TO
    THE TAX IMPOSED BY 28 U.S.C. SECTION 511; OR (III) ANY RURAL ELECTRIC OR
      TELEPHONE COOPERATIVE DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE.

                THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK CITY

                                CUSIP 00764C 10 9
                       SEE REVERSE FOR CERTAIN DEFINITIONS

             ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

THIS CERTIFIES THAT





IS THE OWNER OF

      FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND, TRANSFERABLE ON THE BOOKS OF THE TRUST BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE SUBJECT TO ALL OF THE PROVISIONS OF THE TRUST, AS AMENDED FROM TIME TO TIME, TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF ASSENTS. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

   WITNESS THE FACSIMILE SIGNATURES OF THE DULY AUTHORIZED OFFICERS OF THE
TRUST.

DATED

COUNTERSIGNED AND REGISTERED:
         THE BANK OF NEW YORK
                TRANSFER AGENT AND REGISTRAR
BY


                                  /s/ Rodd Baxter          /s/ Tracy V. Maitland
       AUTHORIZED SIGNATURE           SECRETARY                PRESIDENT

                           AMERICAN BANK NOTE COMPANY

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   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common         UNIF GIFT MIN ACT-     Custodian
                                                            --------------------
   TEN ENT - as tenants by the entireties                   (Cust)       (Minor)
   JT TEN  - as joint tenants with right          under Uniform Gifts to Minors
             of survivorship and not as           Act
             tenants in common                       ---------------------------
                                                               (State)

     Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED ________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------


--------------------------------------------------------------------------------
        (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________ COMMON SHARES
OF BENEFICIAL INTEREST REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

______________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED TRUST, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED______________________


                                        X
                                         ---------------------------------------


                                        X
                                         ---------------------------------------
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


By
  --------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.